November 30, 2011

FORT PITT CAPITAL TOTAL RETURN FUND

A Series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”), each dated July 15, 2011

Effective immediately, Mr. Douglas W. Kreps no longer serves as a portfolio manager for the Fort Pitt Capital Total Return Fund (the “Fund”).  Mr. Charles A. Smith is now the sole portfolio manager of the Fund.

Please disregard all references to Mr. Kreps in the Summary Prospectus, Prospectus and SAI.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.